UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 16, 2024

NEOGENOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9490 NeoGenomics Way,	Fort Myers,	Florida	33912
(Address of principal executive offices)			(Zip Code)
(239) 768-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	NEO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
New Form of Equity Award Agreement under the NeoGenomics Equity Incentive Plan
On February 16, 2024, the Culture and Compensation Committee (the "Committee") of the Board of Directors of NeoGenomics, Inc. (the "Company"), in its capacity as administrator of the NeoGenomics, Inc. 2023 Equity Incentive Plan effective May 25, 2023 (the "2023 Equity Plan"), authorized and approved the adoption of a new form of equity award agreement under the 2023 Equity Plan to cover awards of performance-based restricted stock units (each, a "PSU") to be granted to eligible award recipients under the 2023 Equity Plan (the "PSU Agreement"). The form of PSU Agreement provides for vesting of the underlying restricted stock units in amounts and over periods to be set forth in each PSU Agreement.
The form of PSU Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing description of the form of PSU Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits.

10.1	Form of PSU Agreement under the NeoGenomics, Inc. 2023 Equity Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

Date:	February 23, 2024	By:	/s/ Alicia C. Olivo
Alicia C. Olivo
EVP, General Counsel & Business Development
and Corporate Secretary